                                                                  EXHIBIT 10.2

                             DATAWAVE SYSTEMS INC.

                               STOCK OPTION PLAN

                                 July 31, 1998




















Approved by the Board of
Directors on       , 1998.

Approved by the
Shareholders on July 20, 1998.

                               TABLE OF CONTENTS
                               -----------------

ARTICLE 1 DEFINITIONS AND INTERPRETATION...............................   1
  1.1  Definitions.....................................................   1
  1.2  Choice of Law...................................................   2
  1.3  Headings........................................................   2
ARTICLE 2 PURPOSE AND PARTICIPATION....................................   2
  2.1  Purpose.........................................................   2
  2.2  Participation...................................................   2
  2.3  Notification of Award...........................................   3
  2.4  Copy of Plan....................................................   3
  2.5  Limitation......................................................   3
ARTICLE 3 TERMS AND CONDITIONS OF OPTIONS..............................   3
  3.1  Board to Issue Shares...........................................   3
  3.2  Number of Shares................................................   3
  3.3  Term of Option..................................................   3
  3.4  Termination of Option...........................................   3
  3.5  Exercise Price..................................................   5
  3.6  Additional Terms................................................   5
  3.7  Assignment of Options...........................................   6
  3.8  Adjustments.....................................................   6
  3.9  Public Announcement.............................................   6
ARTICLE 4 EXERCISE OF OPTION...........................................   6
  4.1  Exercise of Option..............................................   6
  4.2  Issue of Share Certificates.....................................   6
  4.3  Condition of Issue..............................................   6
ARTICLE 5 ADMINISTRATION...............................................   7
  5.1  Administration..................................................   7
  5.2  Interpretation..................................................   7
ARTICLE 6 AMENDMENT AND TERMINATION....................................   7
  6.1  Prospective Amendment...........................................   7
  6.2  Retrospective Amendment.........................................   7
  6.3  Approvals.......................................................   7
  6.4  Termination.....................................................   7
  6.5  Agreement.......................................................   8

                               STOCK OPTION PLAN
                               -----------------

                                   ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

1.1  Definitions
     -----------

As used herein, unless there is something in the subject matter or context inconsistent therewith, the following terms shall have the meanings set forth below:

     (a) "Administrator" means, initially, the secretary of the Company and thereafter shall mean such director or other senior officer or employee of the Company as may be designated as Administrator by the Board from time to time.

     (b) "Award Date" means the date on which the Board awards a particular Option.

     (c)  "Board" means the board of directors of the Company.

     (d)  "Company" means Datawave Systems Inc.

     (e) "Director" means any individual holding the office of director of the Company.

     (f) "Employee" means any individual regularly employed on a full-time basis by the Company or any of its subsidiaries and such other individuals, such as consultants (as that term is defined under B.O.R. #96/15 granted by the B.C. Securities Commission) of the Company and, provided that on the date of grant of the Option the Company is an Exchange Issuer as defined in the British Columbia Securities Act, employees of management companies providing services (other than investor relations) to the Company as may, from time to time, be permitted by the rules and policies of the applicable Regulatory Authorities to be granted options as employees or as an equivalent thereto.

     (g) "Exercise Notice" means the notice respecting the exercise of an Option, in the form set out as Schedule "B" hereto, duly executed by the Option Holder.

     (h) "Exercise Period" means the period during which a particular Option may be exercised and is the period from and including the Award Date through to and including the Expiry Date.

     (i) "Exercise Price" means the price at which an Option may be exercised as determined in accordance with paragraph 3.5.

     (j)  "Expiry Date" means the date determined in accordance with paragraph
          3.3 and after which a particular Option cannot be exercised.

     (k) "Market Value" means the market value of the Company's Shares as determined in accordance with paragraph 3.5.

     (l) "Option" means an option to acquire Shares, awarded to a Director or Employee pursuant to the Plan.

     (m) "Option Certificate" means the certificate, in the form set out as Schedule "A" hereto, evidencing an Option.

     (n) "Option Holder" means a Director or Employee, or former Director or Employee, who holds an unexercised and unexpired Option or, where applicable, the Personal Representative of such person.

     (o)  "Plan" means this stock option plan.

     (p)  "Personal Representative" means:

          (i) in the case of a deceased Option Holder, the executor or administrator of the deceased duly appointed by a court or public authority having jurisdiction to do so; and

          (ii) in the case of an Option Holder who for any reason is unable to manage his or her affairs, the person entitled by law to act on behalf of such Option Holder.

     (q) "Regulatory Authorities" means all stock exchanges and other organized trading facilities on which the Company's Shares are listed and all securities commissions or similar securities regulatory bodies having jurisdiction over the Company.

     (r) "Share" or "Shares" means, as the case may be, one or more common shares without par value in the capital stock of the Company.

1.2  Choice of Law
     -------------

The Plan is established under, and the provisions of the Plan shall be subject to and interpreted and construed in accordance with, the laws of the Province of British Columbia.

1.3  Headings
     --------

The headings used herein are for convenience only and are not to affect the interpretation of the Plan.

                                   ARTICLE 2
                           PURPOSE AND PARTICIPATION

2.1  Purpose
     -------

The purpose of the Plan is to provide the Company with a share-related mechanism to attract, retain and motivate qualified Directors and Employees, to reward such of those Directors and Employees as may be awarded Options under the Plan by the Board from time to time for their contributions toward the long term goals of the Company and to enable and encourage such Directors and Employees to acquire Shares as long term investments.

2.2  Participation
     -------------

The Board shall, from time to time and in its sole discretion, determine those Directors and Employees, if any, to whom Options are to be awarded. The Board may, in its sole discretion, grant the majority of the Options to insiders of the Company. The aggregate number of Options granted to any consultants of the Company will not exceed 2% of the Company's issued and outstanding share capital as of the Award Date. However, in no case will an Option Holder be granted an Option where the number of Shares that may be purchased pursuant to that Option exceed, when added to the number of Shares available for purchase pursuant to Options previously granted to the Option Holder which remain exercisable, 5% of the Company's issued and outstanding share capital as of the Award Date of the Option being granted.

2.3  Notification of Award
     ---------------------

Following the approval by the Board of the awarding of an Option, the Administrator shall notify the Option Holder in writing of the award and shall enclose with such notice the Option Certificate representing the Option so awarded.

2.4  Copy of Plan
     ------------

Each Option Holder, concurrently with the notice of the award of the Option, shall be provided with a copy of the Plan. A copy of any amendment to the Plan shall be promptly provided by the Administrator to each Option Holder.

2.5  Limitation
     ----------

The Plan does not give any Option Holder that is a Director the right to serve or continue to serve as a Director of the Company nor does it give any Option Holder that is an Employee the right to be or to continue to be employed by the Company.

                                   ARTICLE 3
                        TERMS AND CONDITIONS OF OPTIONS

3.1  Board to Issue Shares
     ---------------------

The Shares to be issued to Option Holders upon the exercise of Options shall be authorized and unissued Shares the issuance of which shall have been authorized by the Board.

3.2  Number of Shares
     ----------------

Subject to adjustment as provided for in paragraph 3.8 of this Plan, the number of Shares which will be available for purchase pursuant to Options granted pursuant to this Plan will not exceed 5,370,488 Shares. This shall include the existing 3,645,950 Options (see Schedule "C") granted prior to the implementation of this Plan which, by the implementation of this Plan, are deemed to have been re-granted under this Plan. If any Option expires or otherwise terminates for any reason without having been exercised in full, the number of Shares in respect of which that Option expired or terminated shall again be available for the purposes of the Plan.

3.3  Term of Option
     --------------

Subject to paragraph 3.4, the Expiry Date of an Option shall be the date so fixed by the Board at the time the particular Option is awarded, provided that such date shall be no later than the tenth anniversary of the Award Date of such Option (except with respect to Options issued to a consultant of the Company in which case such date shall be no later than the fifth anniversary of the Award Date of such Option).

3.4  Termination of Option
     ---------------------

Subject to such other terms or conditions that may be attached to Options granted hereunder, an Option Holder may exercise an Option in whole or in part at any time or from time to time during the Exercise Period. Any Option or part thereof not exercised within the Exercise Period shall terminate and become null, void and of no effect as of 5:00 p.m. local time in Vancouver, British Columbia on the Expiry Date. The Expiry Date of an Option shall be the earlier of the date so fixed by the Board at the time the Option is awarded and the date established, if applicable, in sub-paragraphs (a) to (c) below:

     (a)  Death
     ---  -----

          In the event that the Option Holder should die while he or she is still a Director (if he or she holds his or her Option as Director) or Employee (if he or she holds his or her Option as Employee), the Expiry Date shall be the first anniversary of the Option Holder's date of death; or

     (b)  Ceasing to hold Office
     ---  ----------------------

          In the event that the Option Holder holds his or her Option as Director of the Company and such Option Holder ceases to be a Director of the Company other than by reason of death, the Expiry Date of the Option shall be, unless otherwise provided for in the Option Certificate, the 30th day following the date the Option Holder ceases to be a Director of the Company unless the Option Holder ceases to be a Director of the Company as a result of:

          (i) ceasing to meet the qualifications set forth in section 114 of the Company Act, R.S.B.C. 1996, c.62; or

          (ii) a special resolution having been passed by the members of the Company pursuant to subsection 130(3) of the Company Act, R.S.B.C. 1996, c.62; or

          (iii) an order made by any Regulatory Authority having jurisdiction to so order;

          in which case the Expiry Date shall be the date the Option Holder ceases to be a Director of the Company.

     (c)  Ceasing to be Employed
     ---  ----------------------

          In the event that the Option Holder holds his or her Option as an Employee of the Company and such Option Holder ceases to be an Employee of the Company other than by reason of death, the Expiry Date of the Option shall be the 30th day following the date of the Option Holder ceases to be an Employee of the issuer unless the Option Holder ceases to be an Employee of the Company as a result of:

          (i)  termination for cause; or

          (ii) an order made by any Regulatory Authority having jurisdiction to so order;

          in which case the Expiry Date shall be the date the Option Holder ceases to be an Employee of the Company.

Notwithstanding anything else contained herein, in no case will an Option be exercisable later than the tenth anniversary of the Award Date of the Option.

3.5  Exercise Price
     --------------

The price at which an Option Holder may purchase a Share upon the exercise of an Option shall be as set forth in the Option Certificate issued in respect of such Option and in any event shall not be less than the Market Value of the Company's Shares as of the Award Date. In this event, the Market Value of the Company's Shares for a particular Award Date shall be determined as follows:

     (a) for each organized trading facility on which the Shares are listed, Market Value will be the closing trading price of the Shares on the day immediately preceding the Award Date;

     (b) if the Company's Shares trade on an organized trading facility outside of Canada, then the Market Value determined for that organized trading facility will be converted into Canadian dollars at a conversion rate determined by the Administrator having regard for the published conversion rates as of the Award Date;

     (c) if the Company's Shares are listed on more than one organized trading facility, then Market Value shall be the simple average of the Market Values determined for each organized trading facility on which those Shares are listed as determined for each organized trading facility in accordance with subparagraphs (a) and (b) above;

     (d) if the Company's Shares are listed on one or more organized trading facility but have not traded during the ten trading day period immediately preceding the Award Date, then the Market Value will be, subject to the necessary approvals of the applicable Regulatory Authorities, such value as is determined by resolution of the Board; and

     (e) if the Company's Shares are not listed on any organized trading facility, then the Market Value will be, subject to the necessary approvals of the applicable Regulatory Authorities, such value as is determined by resolution of the Board.

Notwithstanding anything else contained herein, in no case will the options be exerciseable at a price less than the minimum prescribed by each of the organized trading facilities on which the Shares trade and as prescribed by any other applicable Regulatory Authority as would apply to the Award Date in question.

3.6  Additional Terms
     ----------------

Subject to all applicable securities laws and regulations and the rules and policies of all applicable Regulatory Authorities, each Option shall be subject to a vesting schedule as is determined by the Board on the Award Date and the Board may attach other terms and conditions to the grant of a particular

Option. Such terms and conditions will be referred to in a schedule attached to the Option Certificate. These terms and conditions may include, but are not necessarily limited to, the following:

     (a) providing that an Option expires on a date other than as provided for herein;

     (b) providing that a portion or portions of an Option expire after certain periods of time or upon the occurrence of certain events; and

     (c) providing that an Option be exercisable immediately, in full, notwithstanding that it has vesting provisions, upon the occurrence of certain events, such as a friendly or hostile takeover bid for the Company.

3.7  Assignment of Options
     ---------------------

Options may not be assigned or transferred, provided however that the Personal Representative of an Option Holder may, to the extent permitted by paragraph 4.1, exercise the Option within the Exercise Period.

3.8  Adjustments
     -----------

If prior to the complete exercise of any Option the Shares are consolidated, subdivided, converted, exchanged or reclassified or in any way substituted for (collectively, the "Event"), an Option, to the extent that it has not been exercised, shall be adjusted by the Board in accordance with such Event in the manner the Board deems appropriate. No fractional shares shall be issued upon the exercise of the Options and accordingly, if as a result of the Event, an Option Holder would become entitled to a fractional share, such Option Holder shall have the right to purchase only the next lowest whole number of shares and no payment or other adjustment will be made with respect to the fractional interest so disregarded.

3.9  Public Announcement
     -------------------

On each and every Award Date the Company will, if required by the Regulatory Authorities, publicly announce by way of news release, the Options granted on that Award Date.

                                   ARTICLE 4
                               EXERCISE OF OPTION

4.1  Exercise of Option
     ------------------

An Option may be exercised only by the Option Holder or the Personal Representative of any Option Holder. An Option Holder or the Personal Representative of any Option Holder may exercise an Option in whole or in part at any time or from time to time during the Exercise Period up to 5:00 p.m. local time in Vancouver, British Columbia on the Expiry Date by delivering to the Administrator an Exercise Notice, the applicable Option Certificate and a certified cheque or bank draft payable to "Datawave Systems Inc." in an amount equal to the aggregate Exercise Price of the Shares to be purchased pursuant to the exercise of the Option.

4.2  Issue of Share Certificates
     ---------------------------

As soon as practicable following the receipt of the Exercise Notice, the Administrator shall cause to be delivered to the Option Holder a certificate for the Shares so purchased. If the number of Shares so purchased is less than the number of Shares subject to the Option Certificate surrendered, the Administrator shall forward a new Option Certificate to the Option Holder concurrently with delivery of the Share Certificate for the balance of Shares available under the Option.

4.3  Condition of Issue
     ------------------

The Options and the issue of Shares by the Company pursuant to the exercise of Options are subject to the terms and conditions of this Plan and compliance with the rules and policies of all applicable Regulatory Authorities to the granting of such Options and to the issuance and distribution of such Shares, and to all applicable securities laws and regulations. The Option Holder agrees to comply with all such laws, regulations, rules and policies and agrees to furnish to the Company any information, reports or undertakings required to comply with, and to fully cooperate with, the Company in complying with such laws, regulations, rules and policies.

                                   ARTICLE 5
                                 ADMINISTRATION

5.1  Administration
     --------------

The Plan shall be administered by the Administrator on the instructions of the Board. The Board may make, amend and repeal at any time and from time to time such regulations not inconsistent with the Plan as it may deem necessary or advisable for the proper administration and operation of the Plan and such regulations shall form part of the Plan. The Board may delegate to the Administrator or any Director, officer or employee of the Company such administrative duties and powers as it may see fit.

5.2  Interpretation
     --------------

The interpretation by the Board of any of the provisions of the Plan and any determination by it pursuant thereto shall be final and conclusive and shall not be subject to any dispute by any Option Holder. No member of the Board or any person acting pursuant to authority delegated by it hereunder shall be liable for any action or determination in connection with the Plan made or taken in good faith and each member of the Board and each such person shall be entitled to indemnification with respect to any such action or determination in the manner provided for by the Company.

                                   ARTICLE 6
                           AMENDMENT AND TERMINATION

6.1  Prospective Amendment
     ---------------------

The Board may from time to time amend the Plan and the terms and conditions of any Option thereafter to be granted and, without limiting the generality of the foregoing, may make such amendment for the purpose of meeting any changes in any relevant law, rule or regulation applicable to the Plan, any Option or the Shares, or for any other purpose which may be permitted by all relevant laws, regulations, rules and policies provided always that any such amendment shall not alter the terms or conditions of any Option or impair any right of any Option Holder pursuant to any Option awarded prior to such amendment.

6.2  Retrospective Amendment
     -----------------------

The Board may from time to time retrospectively amend the Plan and, with the consent of the affected Option Holders, retrospectively amend the terms and conditions of any Options which have been previously granted.

6.3  Approvals
     ---------

This Plan and any amendments hereto are subject to all necessary approvals of the applicable Regulatory Authorities.

6.4  Termination
     -----------

The Board may terminate the Plan at any time provided that such termination shall not alter the terms or conditions of any Option or impair any right of any Option Holder pursuant to any Option awarded prior to the date of such termination which shall continue to be governed by the provisions of the Plan. If not terminated by the Board, the Plan will terminate when all of the Options have been granted.

6.5  Agreement
     ---------

THE COMPANY AND EVERY OPTION AWARDED HEREUNDER SHALL BE BOUND BY AND SUBJECT TO THE TERMS AND CONDITIONS OF THIS PLAN. BY ACCEPTING AN OPTION GRANTED HEREUNDER, THE OPTION HOLDER HAS EXPRESSLY AGREED WITH THE COMPANY TO BE BOUND BY THE TERMS AND CONDITIONS OF THIS PLAN.

                                  SCHEDULE "A"

                             DATAWAVE SYSTEMS INC.
                               STOCK OPTION PLAN
                               -----------------

                               OPTION CERTIFICATE
                               ------------------

This Certificate is issued pursuant to the provisions of the Datawave Systems Inc. ("Datawave") Stock Option Plan (the "Plan") and evidences that is the holder (the "Option Holder") of an option (the "Option") to purchase up to common shares (the "Shares") in the capital stock of Datawave at a purchase price of Cdn. $ per Share. Subject to the provisions of the Plan:

(a)  the Award Date of this Option is             19  ; and

(b)  the Expiry Date of this Option is            19  .

This Option may be exercised at any time and from time to time from and including the Award Date through to and including up to 5:00 local time in Vancouver, British Columbia on the Expiry Date by delivery to the Administrator of the Plan an Exercise Notice, in the form provided in the Plan, together with this Certificate and a certified cheque or bank draft payable to "Datawave Systems Inc." in an amount equal to the aggregate of the Exercise Price of the Shares in respect of which this Option is being exercised.

This Certificate and the Option evidenced hereby is not assignable, transferable or negotiable and is subject to the detailed terms and conditions contained in the Plan, the terms and conditions of which the Option Holder hereby expressly agrees with Datawave to be bound by. This Certificate is issued for convenience only and in the case of any dispute with regard to any matter in respect hereof, the provisions of the Plan and the records of Datawave shall prevail.

This Option is also subject to the terms and conditions contained in the schedules, if any, attached hereto.

The foregoing Option has been awarded this            day of             , 199 .

DATAWAVE SYSTEMS INC.

Per:

     -------------------------------------
     Administrator, Datawave Systems Inc.,
     Stock Option Plan

                         OPTION CERTIFICATE - SCHEDULE
                         -----------------------------

The additional terms and conditions attached to the Option represented by this Option Certificate are as follows:

1.

2.

3.

4.

5.

DATAWAVE SYSTEMS INC.

Per:

     -------------------------------------
     Administrator, Datawave Systems Inc.,
     Stock Option Plan

                                  SCHEDULE "B"

                             DATAWAVE SYSTEMS INC.
                               STOCK OPTION PLAN
                               -----------------

                          NOTICE OF EXERCISE OF OPTION
                          ----------------------------

TO:  The Administrator, Stock Option Plan
     Datawave Systems Inc.
     101 West 5th Avenue
     Vancouver, British Columbia, V5Y IH9

The undersigned hereby irrevocably gives notice, pursuant to the Datawave Systems Inc. ("Datawave") Stock Option Plan (the "Plan"), of the exercise of the Option to acquire and hereby subscribes for (CROSS OUT INAPPLICABLE ITEM):

(a)  all of the Shares; or

(b)  of the Shares;

which are the subject of the Option Certificate attached hereto.

The undersigned tenders herewith a certified cheque or bank draft (CIRCLE ONE) payable to "Datawave Systems Inc." in an amount equal to the aggregate Exercise Price of the aforesaid shares and directs Datawave to issue the certificate evidencing said shares in the name of the undersigned to be mailed to the undersigned at the following address:

                        --------------------------

                        --------------------------

DATED the            day of                19  .


                                           --------------------------
                                           Signature of Option Holder

                                  SCHEDULE "C"

                             DATAWAVE SYSTEMS INC.
                               STOCK OPTION PLAN
                               -----------------

                          LIST OF OUTSTANDING OPTIONS
                          ---------------------------

                                        NO. OF          EXERCISE
NAME OF OPTIONEE                        OPTIONS           PRICE      DATE OF GRANT          EXPIRY DATE
------------------------------------------------------------------------------------------------------------
Gary Anderson                            10,000            $1.04     June 26, 1995         June 26, 2000
------------------------------------------------------------------------------------------------------------
Mathais Reinprecht                       50,000            $0.30     July 12, 1994         July 12, 1999
                                         10,000            $0.30     August 1, 1997        August 1, 2002
------------------------------------------------------------------------------------------------------------
William Turner                           20,000            $0.30     Nov. 16, 1993         Nov. 16, 1998
                                         19,000            $0.30      May 20, 1997          May 16, 2002
                                         10,000            $0.30     August 1, 1997        August 1, 2002
------------------------------------------------------------------------------------------------------------
Clive Barwin                            225,000            $0.30     Dec. 26, 1995        January 1, 2001
                                        259,000            $0.30      May 20, 1997          May 16, 2002
                                        406,250            $0.40     August 1, 1997        August 1, 2002
                                        240,000            $0.66     Sept. 26, 1997        Sept. 26, 2002
------------------------------------------------------------------------------------------------------------
Peter Hough                              25,000            $0.30    January 8, 1996       January 1, 2001
                                        166,000            $0.30      May 20, 1997          May 16, 2002
                                        699,250            $0.40     August 1, 1997        August 1, 2002
                                        240,000            $0.66     Sept. 26, 1997        Sept. 26, 2002
------------------------------------------------------------------------------------------------------------
Mark Milligan                            22,500            $0.30   February 28, 1996       March 1, 2001
                                         25,000            $0.30     August 1, 1997        August 1, 2002
------------------------------------------------------------------------------------------------------------
David Kleinberg                          15,000            $0.30   February 20, 1996       March 1, 2001
------------------------------------------------------------------------------------------------------------
Yixiang (David) Song                      8,000            $0.30     March 4, 1996         March 4, 2001
------------------------------------------------------------------------------------------------------------
Margarita Sharn                          11,250            $0.30   February 26, 1997       March 19, 2002
------------------------------------------------------------------------------------------------------------
Sidney Schneider                         18,750            $0.30   February 20, 1997       March 19, 2002
------------------------------------------------------------------------------------------------------------
Lisa Moors                               10,000            $0.30   February 26, 1997       March 19, 2002
------------------------------------------------------------------------------------------------------------
Colin Turkington                         10,000            $0.30   February 26, 1997       March 19, 2002
------------------------------------------------------------------------------------------------------------
Dean Wadsworth                           10,000            $0.30   February 26, 1997       March 19, 2002
------------------------------------------------------------------------------------------------------------
Kelly Foston                              3,750            $0.30   February 26, 1997       March 19, 2002
------------------------------------------------------------------------------------------------------------
Joshua Emanuel                           50,000            $0.30      May 20, 1997          May 16, 2002
                                        150,000            $0.30     August 1, 1997        August 1, 2002
                                        110,500            $0.66     August 1, 1997        Sept. 26, 2002
------------------------------------------------------------------------------------------------------------

                                        NO. OF          EXERCISE
NAME OF OPTIONEE                        OPTIONS           PRICE      DATE OF GRANT          EXPIRY DATE
------------------------------------------------------------------------------------------------------------
David Emanuel                            50,000            $0.30      May 20, 1997          May 16, 2002
------------------------------------------------------------------------------------------------------------
Lawrence Freedberg                       50,000            $0.30      May 20, 1997          May 16, 2002
------------------------------------------------------------------------------------------------------------
Arthur Freedberg                         50,000            $0.30      May 20, 1997          May 16, 2002
------------------------------------------------------------------------------------------------------------
Stephen Beaton                           16,700            $0.30      May 20, 1997          May 16, 2002
                                         20,000            $0.30     August 1, 1997        August 1, 2002
------------------------------------------------------------------------------------------------------------
Garth Braun                             100,000            $0.30     August 1, 1997        August 1, 2002
------------------------------------------------------------------------------------------------------------
Louis Eisman                            100,000            $0.30     August 1, 1997        August 1, 2002
------------------------------------------------------------------------------------------------------------
Carlos Bada                              10,000            $0.30     August 1, 1997        August 1, 2002
------------------------------------------------------------------------------------------------------------
Gordon Saisho                            10,000            $0.30     August 1, 1997        August 1, 2002
------------------------------------------------------------------------------------------------------------
Raymond Chow                             50,000            $0.30     August 1, 1997        August 1, 2002
------------------------------------------------------------------------------------------------------------
Lorraine Demers                          25,000            $0.66     August 1, 1997        August 1, 2002
------------------------------------------------------------------------------------------------------------
John Gunn                               100,000            $0.66     Sept. 26, 1997        Sept. 26, 2002
------------------------------------------------------------------------------------------------------------
Mike Townsend                            30,000            $0.66     Sept. 26, 1997        Sept. 26, 2002
------------------------------------------------------------------------------------------------------------
Kirk Bryde                              100,000            $0.83    January 28, 1998      January 28, 2003
------------------------------------------------------------------------------------------------------------
Brandon Barwin                           50,000            $2.25      May 13, 1998          May 12, 2003
------------------------------------------------------------------------------------------------------------
Ron Ganase                               60,000            $2.25      May 13, 1998          May 12, 2003
                                      ---------
------------------------------------------------------------------------------------------------------------
TOTAL (       , 1998):                3,645,950
                                      =========
------------------------------------------------------------------------------------------------------------